Exhibit 10.40

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is entered into by and between Ms. Sharon Surrey-Barbari (“Surrey-Barbari”), an individual, and Gilead Sciences, Inc. (“Gilead”) as of July 1, 2002.

Surrey-Barbari ceased to be a regular full-time employee of Gilead effective June 30, 2002.  Nevertheless, Surrey-Barbari continued to be employed by Gilead in a part-time special assignment position.  Gilead has identified specific duties that it desires to have Surrey-Barbari perform in order to provide for an orderly transition to a new Chief Financial Officer and to implement certain pending projects.  Accordingly, Surrey-Barbari and Gilead hereby agree as follows:

1.     Employment.  Effective as of July 1, 2002, Gilead hereby employs Surrey-Barbari in a part-time special assignment position with the title of Special Advisor to its Chief Financial Officer, and Surrey-Barbari hereby accepts such employment, upon the terms and conditions hereinafter set forth.  Surrey-Barbari agrees to resign from her employment with Gilead and all of its related entities, effective December 31, 2002.  Upon such resignation, this Agreement will terminate.

2.     Duties.

(a)           Surrey-Barbari shall report to the Chief Financial Officer or his designee or successor (the “CFO”).  Surrey-Barbari shall have the duties and responsibilities as determined and assigned by the CFO in his discretion from time to time, subject to the approval of Gilead’s Executive Vice President of Operations (“EVPO”) (or, in the EVPO’s absence, subject to the approval of Gilead’s General Counsel), including the following:  (i) to advise the CFO on current developments with respect to the financial and accounting issues and trends affecting public

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companies in general and the biotechnology industry in particular; (ii) to assist the CFO in preparing financial reports and to make recommendations for improvement, where appropriate; (iii) to assist the CFO in the implementation of an international tax strategy and to make recommendations for improvement, where appropriate; (iv) to assist the CFO in the implementation of a credit and collections policy and to make recommendations for improvement, where appropriate; (v) to assist the CFO in initiating and implementing a business continuity program for Gilead’s informational business processes; (vi) to assist the CFO in evaluating finance department staff and completing associate performance assessments; (vii) to meet with the CFO in December of 2002 at the CFO’s office to review and evaluate the progress of the implementation of international tax strategy, the credit and collection policy and the business continuity program referred to herein; and (viii) to assist the CFO in other matters that are consistent with Surrey-Barbari’s background and experience as the CFO may assign.

(b)           Subject to the approval of the EVPO (or, in the EVPO’s absence, subject to the approval of Gilead’s General Counsel), the CFO has the right to determine the times and places where Surrey-Barbari will perform her duties under the Agreement.  Gilead shall provide Surrey-Barbari with an office and secretarial support and any additional support as may be reasonably necessary, as well as provide Surrey-Barbari with any office equipment, office furniture and supplies as may be needed to perform the duties under the Agreement.  Surrey-Barbari may not rent any office space, purchase any office equipment or hire or pay any assistants in connection with performing the duties and responsibilities under the Agreement.

(c)           If requested by the CFO, but subject to the approval of the EVPO (or, in the EVPO’s absence, subject to the approval of Gilead’s General Counsel), Surrey-Barbari must attend meetings and programs related to her area of expertise held in various locations, and

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attend other meetings required by her duties.  Gilead will reimburse Surrey-Barbari for reasonable travel expenses pursuant to the reimbursement policies in place at Gilead at the time the expenses are incurred.

(d)           Subject to the approval of the EVPO (or, in the EVPO’s absence, subject to the approval of Gilead’s General Counsel) and at the request of the CFO, Surrey-Barbari shall provide the CFO with written or oral reports detailing her progress towards accomplishing the tasks and directives assigned to her and additional reports as may be requested by the CFO.  The EVPO (or, in the EVPO’s absence, Gilead’s General Counsel) shall evaluate Surrey-Barbari’s performance and control and direct the manner (including the order) in which, and details and means by which, she performs the services under the Agreement.

(e)           Surrey-Barbari shall work a minimum of ten hours per month, and if requested by the CFO, a maximum of twenty hours per month.  Gilead agrees to assign to Surrey-Barbari a sufficient amount of work assignments to enable her to satisfy her ten-hour minimum requirement.

(f)            Surrey-Barbari shall comply with all of Gilead’s company policies and procedures except as set out in this Agreement.

(g)           Surrey-Barbari shall not accept other employment with any other corporation or business that will impair her ability to satisfy her responsibilities to Gilead under this Agreement.

(h)           Surrey-Barbari shall be an employee of Gilead, not an independent contractor.

3.     Compensation.

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(a)           The Company will continue to pay to Employee a base salary through December 31, 2002 at the rate in effect on June 30, 2002, which shall be payable in equal bi-weekly installments on regular payroll dates in accordance with the Company’s customary practices. Amounts payable shall be reduced by income tax, employment tax and other applicable withholding and other authorized deductions.

(b)           Surrey-Barbari will not be eligible to receive a bonus for her 2002 performance during any period during 2002.

(c)           Gilead will continue to pay the employer’s portion of Surrey-Barbari’s monthly group medical insurance premium and provide her with all other employee benefits, including but not limited to medical benefits, stock option vesting and exercise, and vacation accrual through December 31, 2002.

(d)           Surrey-Barbari shall continue to be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by her in accordance with the policies, practices and procedures as in effect generally with respect to other peer executives of Gilead.

(e)           Surrey-Barbari shall receive outplacement services from Right Associates for a twelve month period at Gilead’s expense.

(f)            Provided that Surrey-Barbari timely executes the releases described in Paragraph 5 below, Gilead shall pay to Surrey-Barbari the gross sum of Two Hundred Fifty One Thousand Six Hundred Forty-Eight Dollars $251,648 (“Severance Payments”), less standard withholdings and authorized deductions, in equal bi-weekly increments on regular payroll dates from January 1, 2003 through June 30, 2003, and Gilead will continue to pay the

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employer’s portion of Surrey-Barbari’s monthly group medical insurance premium from January 1, 2003 through June 30, 2003 (“Medical Insurance Payments”).

4.     Early Termination.

(a)           Death or Incapacity.  Surrey-Barbari’s employment shall terminate automatically upon her death or incapacity. In the event of Surrey-Barbari’s incapacity or death, all payments which would otherwise be payable through June 30, 2003 shall immediately become due and payable upon execution of a release in the form attached hereto as Exhibit B by the personal representative of Surrey-Barbari (attorney-in-fact or conservator) if Surrey-Barbari is incapacitated or an executor or trustee, if Surrey-Barbari is deceased.

(b)           Surrey-Barbari may voluntarily terminate employment under this Agreement at any time.  If Surrey-Barbari voluntarily terminates her employment with Gilead prior to December 31, 2002, then (i) this Agreement shall terminate, (ii) Gilead shall pay Surrey-Barbari’s base salary through the date of termination and (iii) provided that Surrey-Barbari timely executes a release in the form attached hereto as Exhibit B, she shall be entitled to the Severance Payments and Medical Insurance Payments described in Paragraph 3(f) at such times as such amounts would otherwise be payable.

(c)           Gilead may terminate Surrey-Barbari’s employment at any time, with or without cause, and with or without notice.  If Gilead terminates Surrey-Barbari’s employment for any reason prior to December 31, 2002, Surrey-Barbari shall be entitled to all of the compensation and benefits that she would have been entitled to receive under this Agreement if she had remained employed through December 31, 2002; provided, however, that payment of the Severance Payments and the Medical Insurance Payments shall be conditional on her timely execution of a release in the form attached hereto as Exhibit B.

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5.     Releases.  In exchange for the consideration provided to Surrey-Barbari under this Agreement for the period from July 1, 2002 through December 31, 2002, Surrey-Barbari agrees to execute and be bound by the general release attached hereto as Exhibit A (“General Release A”) and to return the executed General Release A on or before August 1, 2002.  In consideration of the Severance Payments and Medical Insurance Payments to be provided to Surrey-Barbari after December 31, 2002, Surrey-Barbari agrees to execute and be bound by the general release attached hereto as Exhibit B (“General Release B”) and to deliver the executed General Release B to Gilead on or about December 31, 2002.  Both General Release A and General Release B are hereby incorporated into and made part of this Agreement by reference.

6.     Successors.

(a)           This Agreement is personal to Surrey-Barbari and shall not, without the prior written consent of Gilead, be assignable by Surrey-Barbari.

(b)           This Agreement shall inure to the benefit of and be binding upon Gilead and its successors and assigns and any such successor or assignee shall be deemed substituted for Gilead under the terms of this Agreement for all purposes.  As used herein, “successor” and “assignee” shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires the stock of Gilead or to which Gilead assigns this Agreement by operation of law or otherwise.

7.     Surrey-Barbari acknowledges that any employment or contractual relationship between her and Gilead, or any of its subsidiaries, divisions and affiliates, other than those contractual rights referenced in or arising out of this Agreement, will terminate on the effective date of her resignation, and that she will thereafter have no employment or contractual relationship with Gilead, or any of its subsidiaries, divisions and affiliates.

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8.     This Agreement supersedes and replaces all prior negotiations and agreements, proposed or otherwise, whether written or oral, concerning the subject matters of this Agreement with the exception of any Confidentiality Agreement, the Gilead Sciences, Inc. Indemnity Agreement and option grant agreements previously signed by Surrey-Barbari issued under the Gilead Sciences, Inc. 1991 Stock Option Plan.  Any such Confidentiality Agreement is herein incorporated by reference.

9.     This Agreement is an integrated document.

10.   If any provision of this Agreement or any application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.  To this end, the provisions of this Agreement are declared to be severable.

11.   This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties under this Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California without regard to principles of choice of law.

12.   Each party has cooperated in the drafting and preparation of this Agreement, and, accordingly, this Agreement shall not be construed against either party on the basis that said party was the drafter of this Agreement.

13.   This Agreement may be executed in counterparts, and each executed counterpart shall have the efficacy of a signed original.  Photographic copies of such executed counterparts may be used in lieu of the original for any purpose.

14.   Surrey-Barbari agrees that any and all disputes relating to, or in any way connected with this Agreement or with respect to Exhibit A, as well as any and all disputes relating to, or in

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any way connected with, Surrey-Barbari’s employment with Gilead, or with any of its former subsidiaries, divisions and affiliates, and Surrey-Barbari’s resignation from such employment, shall be submitted to final and binding arbitration pursuant to the arbitration procedures set forth in the American Arbitration Association’s National Rules for the Resolution of Employment Disputes.  Surrey-Barbari and Gilead agree that the prevailing party in any arbitration conducted pursuant to the terms of this Paragraph shall be entitled to recover all costs and expenses incurred by such party in connection therewith, including reasonable attorneys’ fees.  Surrey-Barbari’s liability for, or her obligation to pay any such costs and expenses, including Gilead’s attorney’s fees, shall not exceed Twenty-Five Thousand ($25,000).

15.   No waiver of any breach of any term or provision of this Agreement shall be construed to be, or shall be, a waiver of any other breach of any term or provision of this Agreement.  No waiver shall be binding unless in writing and signed by the party waiving the breach.

16.   The parties agree to cooperate fully, execute any supplementary documents, and take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement, which are not inconsistent with the terms of this Agreement.

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17.   Surrey-Barbari acknowledges and agrees that this Agreement and Exhibits A and B are the  final and binding agreements between the parties.  Surrey-Barbari further acknowledges and agrees that this Agreement and Exhibits A and B shall not be subject to renegotiation at any time in the future.

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I declare under penalty of perjury under the laws of the State of California that I have read the foregoing Agreement and I accept and agree to the provisions in the Agreement and hereby execute the Agreement voluntarily with full understanding of its consequences.

EXECUTED this 15th day of July, 2002, at ____________, ____________.

/s/ Sharon Surrey-Barbari
Sharon Surrey-Barbari

EXECUTED this 24th day of July, 2002, at Foster City, California.

GILEAD SCIENCES, INC.

By:	/s/ Marsha Roberts
Marsha Roberts
Vice President, Human Resources

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EXHIBIT A

GENERAL RELEASE AGREEMENT

(“GENERAL RELEASE A”)

This General Release Agreement (the “Release Agreement”) is made as of the date set forth below by and between Ms. Sharon Surrey-Barbari (“Surrey-Barbari”), an individual, and Gilead Sciences, Inc. (“Gilead”), a corporation.

1.             Except for those obligations created by or arising from this Release Agreement, the Employment Agreement (including exhibits) to which this Release Agreement is attached, and any other agreements executed by the parties contemporaneously with their execution of the Employment Agreement, as well as the Gilead Sciences, Inc. Indemnity Agreement, option grant agreements previously signed by Surrey-Barbari issued under the Gilead Sciences, Inc. 1991 Stock Option Plan, and Gilead Sciences, Inc.’s 401k plan, Surrey-Barbari, on behalf of herself, her descendants, ancestors, dependents, heirs, executors, administrators, assigns, and successors, and each of them, hereby covenants not to sue and fully releases and discharges Gilead and each and any of its subsidiaries, divisions and affiliates, past, present and future, and each of them, as well as its and their trustees, directors, officers, shareholders, agents, representatives, attorneys, insurers, employees, assigns, and successors, past, present and future, and each of them, hereinafter together and collectively referred to as “Releasees,” with respect to and from any and all claims, wages, bonuses, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys’ fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, excluding any claims for workers’ compensation benefits, which Surrey-Barbari now owns or holds, or has at any time heretofore owned or held, or may in the future own or hold as against said Releasees, or

Exhibit A-1

any of them, including, without limitation, those arising from or in any way connected with:  Surrey-Barbari’s employment with Gilead and any of Gilead’s subsidiaries, divisions and affiliates; Surrey-Barbari’s resignation from such employment; and any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, whether known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said Releasees, or any of them, committed or omitted prior to the date of execution of this Agreement.

2.             Gilead and Surrey-Barbari expressly deny any violation of any of Gilead’s policies, procedures, state or federal laws or regulations.  Accordingly, while this Release Agreement resolves all issues between Surrey-Barbari and Gilead relating to any alleged violation of Gilead’s policies or procedures or any state or federal law or regulation, this Agreement does not constitute an adjudication or finding on the merits and it is not, and shall not be construed as, an admission by Gilead or Surrey-Barbari of any violation of its policies, procedures, state or federal laws or regulations.  Moreover, neither this Release Agreement nor anything in this Agreement shall be construed to be or shall be admissible in any proceeding as evidence of or an admission by Gilead or Surrey-Barbari of any violation of Gilead’s policies, procedures, state or federal laws or regulations.  This Release Agreement may be introduced, however, in any proceeding to enforce the Agreement.

3.             It is the intention of Surrey-Barbari and Gilead in executing this Release Agreement, that this Agreement shall be effective as a bar to each and every claim, demand and cause of action herein specified.  In furtherance of this intention, Surrey-Barbari hereby expressly waives any and all rights and benefits conferred on her by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE, and expressly consents that this Release

Exhibit A-2

Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those related to any other claims, demands and causes of action herein specified.  SECTION 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Surrey-Barbari acknowledges that she may hereafter discover claims or facts in addition to, or different from, those which she now knows or believes to exist with respect to the subject matter of this Release Agreement, and which, if known or suspected at the time of execution of this Agreement, might have materially affected her decision to enter this Agreement.  Nevertheless, Surrey-Barbari hereby waives any right, claim or cause of action which might arise as a result of such additional or different claims or facts.  Surrey-Barbari acknowledges that she understands the significance and consequence of such release and such specific waiver of SECTION 1542.

4.             Surrey-Barbari expressly acknowledges and agrees that, by entering into this Release Agreement, she is waiving any and all rights or claims that she may have arising under the Age Discrimination in Employment Act of 1967, as amended, which have arisen on or before the date of execution of this Agreement.  Surrey-Barbari further expressly acknowledges and agrees that:

Exhibit A-3

a.             In return for this Release Agreement, she will receive compensation beyond that which she was already entitled to receive before entering into this Agreement;

b.             She is hereby advised in writing by this Release Agreement to consult with an attorney before signing this Agreement;

c.             She was given a copy of this Release Agreement on July 11, 2002 and informed that she had 21 days within which to consider the Agreement, and that she will execute the attached Acknowledgment and Waiver if she chooses to execute this Release Agreement before the expiration of the 21-day period; and

d.             She was informed that she has seven (7) days following the date of execution of the Release Agreement in which to revoke the Agreement.

5.             If any provision of this Release Agreement or any application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.  To this end, the provisions of this Release Agreement are declared to be severable.

6.             This Release Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties under this Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California without regard to principles of choice of law.

7.             Each party has cooperated in the drafting and preparation of this Release Agreement, and, accordingly, this Agreement shall not be construed against either party on the basis that said party was the drafter of this Agreement.

Exhibit A-4

8.             This Release Agreement may be executed in counterparts, and each executed counterpart shall have the efficacy of a signed original.  Photographic copies of such executed counterparts may be used in lieu of the original for any purpose.

9.             Surrey-Barbari agrees that any and all disputes relating to, or in any way connected with this Release Agreement, shall be resolved through arbitration as set out in the Employment Agreement.

10.           No waiver of any breach of any term or provision of this Release Agreement shall be construed to be, or shall be, a waiver of any other breach of any term or provision of this Agreement.  No waiver shall be binding unless in writing and signed by the party waiving the breach.

11.           The parties agree to cooperate fully, execute any supplementary documents, and take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Release Agreement, which are not inconsistent with the terms of this Agreement.

Exhibit A-5

12.           Surrey-Barbari acknowledges and agrees that this Release Agreement is a final and binding agreement between the parties.  Surrey-Barbari further acknowledges and agrees that this Release Agreement shall not be subject to renegotiation at any time in the future.

I declare under penalty of perjury under the laws of the State of California that I have read the foregoing Release Agreement and I accept and agree to the provisions in the Agreement and hereby execute the Agreement voluntarily with full understanding of its consequences.

EXECUTED this _____ day of _____________, _________, at ____________________, California.

Sharon Surrey-Barbari

EXECUTED this _____ day of ______________, __________, at Foster City, California.

GILEAD SCIENCES, INC.

By:
Marsha Roberts
Vice President-Human Resources

Exhibit A-6

ACKNOWLEDGMENT AND WAIVER

I, Sharon Surrey-Barbari , hereby acknowledge that I was given 21 days to consider the foregoing Release Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.

I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this ___________ day of _____________, ______, at _________________, California.

Sharon Surrey-Barbari

Exhibit A-7

EXHIBIT B

GENERAL RELEASE AGREEMENT

(“GENERAL RELEASE B”)

This General Release Agreement (the “Release Agreement”) is made as of the date set forth below by and between Ms. Sharon Surrey-Barbari (“Surrey-Barbari”), an individual, and Gilead Sciences, Inc. (“Gilead”), a corporation.

1.             Except for those obligations created by or arising from this Release Agreement, the Employment Agreement (including exhibits) to which this Release Agreement is attached, and any other agreements executed by the parties contemporaneously with their execution of the Employment Agreement, as well as the Gilead Sciences, Inc. Indemnity Agreement, option grant agreements previously signed by Surrey-Barbari issued under the Gilead Sciences, Inc. 1991 Stock Option Plan, and Gilead Sciences, Inc.’s 401k plan, Surrey-Barbari, on behalf of herself, her descendants, ancestors, dependents, heirs, executors, administrators, assigns, and successors, and each of them, hereby covenants not to sue and fully releases and discharges Gilead and each and any of its subsidiaries, divisions and affiliates, past, present and future, and each of them, as well as its and their trustees, directors, officers, shareholders, agents, representatives, attorneys, insurers, employees, assigns, and successors, past, present and future, and each of them, hereinafter together and collectively referred to as “Releasees,” with respect to and from any and all claims, wages, bonuses, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys’ fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, excluding any claims for workers’ compensation benefits, which Surrey-Barbari now owns or holds, or has at any time heretofore owned or held, or may in the future own or hold as against said Releasees, or

Exhibit B-1

any of them, including, without limitation, those arising from or in any way connected with:  Surrey-Barbari’s employment with Gilead and any of Gilead’s subsidiaries, divisions and affiliates; Surrey-Barbari’s resignation from such employment; and any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, whether known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said Releasees, or any of them, committed or omitted prior to the date of execution of this Agreement.

2.             Gilead and Surrey-Barbari expressly deny any violation of any of Gilead’s policies, procedures, state or federal laws or regulations.  Accordingly, while this Release Agreement resolves all issues between Surrey-Barbari and Gilead relating to any alleged violation of Gilead’s policies or procedures or any state or federal law or regulation, this Agreement does not constitute an adjudication or finding on the merits and it is not, and shall not be construed as, an admission by Gilead or Surrey-Barbari of any violation of its policies, procedures, state or federal laws or regulations.  Moreover, neither this Release Agreement nor anything in this Agreement shall be construed to be or shall be admissible in any proceeding as evidence of or an admission by Gilead or Surrey-Barbari of any violation of Gilead’s policies, procedures, state or federal laws or regulations.  This Release Agreement may be introduced, however, in any proceeding to enforce the Agreement.

3.             It is the intention of Surrey-Barbari and Gilead in executing this Release Agreement, that this Agreement shall be effective as a bar to each and every claim, demand and cause of action herein specified.  In furtherance of this intention, Surrey-Barbari hereby expressly waives any and all rights and benefits conferred on her by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE, and expressly consents that this Release

Exhibit B-2

Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those related to any other claims, demands and causes of action herein specified.  SECTION 1542 provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Surrey-Barbari acknowledges that she may hereafter discover claims or facts in addition to, or different from, those which she now knows or believes to exist with respect to the subject matter of this Release Agreement, and which, if known or suspected at the time of execution of this Agreement, might have materially affected her decision to enter this Agreement.  Nevertheless, Surrey-Barbari hereby waives any right, claim or cause of action which might arise as a result of such additional or different claims or facts.  Surrey-Barbari acknowledges that she understands the significance and consequence of such release and such specific waiver of SECTION 1542.

4.             Surrey-Barbari expressly acknowledges and agrees that, by entering into this Release Agreement, she is waiving any and all rights or claims that she may have arising under the Age Discrimination in Employment Act of 1967, as amended, which have arisen on or before the date of execution of this Agreement.  Surrey-Barbari further expressly acknowledges and agrees that:

Exhibit B-3

a.             In return for this Release Agreement, she will receive compensation beyond that which she was already entitled to receive before entering into this Agreement;

b.             She is hereby advised in writing by this Release Agreement to consult with an attorney before signing this Agreement;

c.             She was given a copy of this Release Agreement on July 11, 2002 and informed that she had 21 days within which to consider the Agreement, and that she will execute the attached Acknowledgment and Waiver if she chooses to execute this Release Agreement before the expiration of the 21-day period; and

d.             She was informed that she has seven (7) days following the date of execution of the Release Agreement in which to revoke the Agreement.

5.             If any provision of this Release Agreement or any application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application.  To this end, the provisions of this Release Agreement are declared to be severable.

6.             This Release Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties under this Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California without regard to principles of choice of law.

7.             Each party has cooperated in the drafting and preparation of this Release Agreement, and, accordingly, this Agreement shall not be construed against either party on the basis that said party was the drafter of this Agreement.

Exhibit B-4

8.             This Release Agreement may be executed in counterparts, and each executed counterpart shall have the efficacy of a signed original.  Photographic copies of such executed counterparts may be used in lieu of the original for any purpose.

9.             Surrey-Barbari agrees that any and all disputes relating to, or in any way connected with this Release Agreement, shall be resolved through arbitration as set out in the Employment Agreement.

10.           No waiver of any breach of any term or provision of this Release Agreement shall be construed to be, or shall be, a waiver of any other breach of any term or provision of this Agreement.  No waiver shall be binding unless in writing and signed by the party waiving the breach.

11.           The parties agree to cooperate fully, execute any supplementary documents, and take all additional actions that may be necessary or appropriate to give full force and effect to the basic terms and intent of this Release Agreement, which are not inconsistent with the terms of this Agreement.

12.           Surrey-Barbari acknowledges and agrees that this Release Agreement is a final and binding agreement between the parties.  Surrey-Barbari further acknowledges and agrees that this Release Agreement shall not be subject to renegotiation at any time in the future.

I declare under penalty of perjury under the laws of the State of California that I have read the foregoing Release Agreement and I accept and agree to the provisions in the Agreement and hereby execute the Agreement voluntarily with full understanding of its consequences.

Exhibit B-5

EXECUTED this _____ day of _____________, _________, at ____________________, California.

Sharon Surrey-Barbari

Exhibit B-6

EXECUTED this _____ day of ______________, __________, at Foster City, California.

GILEAD SCIENCES, INC.

By:
Marsha Roberts
Vice President-Human Resources

Exhibit B-7

ACKNOWLEDGMENT AND WAIVER

I, Sharon Surrey-Barbari , hereby acknowledge that I was given 21 days to consider the foregoing Release Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.

I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

EXECUTED this ___________ day of _____________, ______, at _________________, California.

Sharon Surrey-Barbari

Exhibit B-8